SUPPLEMENT DATED SEPTEMBER 16, 2020

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2020

FOR CLASS D, I AND P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2020 for Class D, I and P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. This supplement applies to the International Equity Income Portfolio. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF THE INTERNATIONAL EQUITY INCOME PORTFOLIO

At a meeting held on September 16, 2020, the Board of Trustees of Pacific Select Fund (the “Board”) approved a plan of liquidation (the “Plan”) for the International Equity Income Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable annuity contracts who have selected the Fund for investment through those contracts and therefore have a beneficial interest in shares of the Fund. The liquidation of the Fund (the “Liquidation”) will occur only if the Plan is approved by the contract owners. If approved, the Liquidation of the Fund is expected to occur on or about October 30, 2020, or such other date as an officer of the Trust shall determine (the “Liquidation Date”).

The current sub-adviser of the Fund has notified the Trust that, due to a change in its business plans, it is resigning as sub-adviser effective at the close of business on October 30, 2020. In the event contract owners do not approve the Liquidation, the Fund’s Adviser, Pacific Life Fund Advisors LLC (“PLFA”), will manage the Fund and the Fund will remain invested in cash or cash equivalents until a more permanent resolution is determined.

As of September 9, 2020, the Fund’s net assets were approximately $450 million. Of that amount, approximately 99.93% of the outstanding shares of the Fund are owned by other mutual funds managed by PLFA and 0.01% are owned by a PLFA affiliate. PLFA and its affiliate intend to redeem those shares on or before October 15, 2020. That will leave approximately $270,000 in the Fund.

In order to convert all portfolio securities of the Fund to cash or cash equivalents in preparation for the redemptions and the Liquidation, the Fund is expected to deviate from its investment goal and investment strategies until it is liquidated on the Liquidation Date. For example, short-term money market or other instruments may be held by the Fund in anticipation of its liquidation and these investments will not perform in the same manner as investments held by the Fund under normal circumstances.

Purchases and Transfers into the Fund. Effective October 19, 2020, purchases and transfers into the Fund will not be accepted from variable annuity contract owners who are not already invested in the Fund as of the close of business on October 16, 2020. Variable annuity contract owners who are invested in the Fund as of the close of business on October 16, 2020 may make purchases or transfers into the Fund until the Liquidation Date.

Transfers out of the Fund. Contract owners may transfer out of the Fund into any other investment option available under their respective contracts at any time prior to the Liquidation Date. Transfers out of the Fund within 30 days prior to the Liquidation Date and transfers out of the Fidelity VIP Government Money Market Fund within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the contracts. Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust. Please see your product prospectus for more information on transfers and other investment options available under your contract.

Disclosure Changes. All references to and related to Cadence Capital Management LLC in the Trust’s registration statement (including the Prospectus and Statement of Additional Information) will be deleted effective at the close of business October 30, 2020 whether or not the Liquidation of the Fund occurs. All references to and related to the Fund in the Trust’s registration statement will be deleted following the Liquidation. Apart from the proxy materials, no further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above. Proxy materials regarding the potential liquidation of the Fund are expected to be sent to shareholders in early October.

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